UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: May 21, 2025
(Date of earliest event reported)

Community West Bancshares
(Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	000-31977 (Commission File Number)	77-0539125 (IRS Employer Identification Number)

7100 N. Financial Dr., Ste. 101, Fresno, CA (Address of principal executive offices)		93720 (Zip Code)
559-298-1775 (Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:
Common Stock, no par value	CWBC	NASDAQ
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on which Registered)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

    Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.07  Submission of Matters to a Vote of Security Holders

On May 21, 2025 Community West Bancshares held its Annual Meeting of Shareholders. A total of 15,045,039 shares were represented and voting at the meeting, constituting 78.93% of the 19,061,009 issued and outstanding shares entitled to vote at the meeting. The final results of voting for each matter submitted to a vote of shareholders at the meeting are as follows:

Elected Directors of the Company to serve until the 2026 Annual Meeting of Shareholders and until their successors are elected and qualified.

In the election of directors, no candidates were nominated for election as a director other than the nominees of the Board of Directors whose names were set forth in the Company’s proxy statement dated April 4, 2025. Set forth below is a tabulation of the votes cast in the election of Directors with respect to each nominee for office:

Director	Votes Cast for Election	Votes Withheld	Broker Non-Votes
Robert H. Bartlein	13,071,116	219,118	1,754,805
Suzanne M. Chadwick	13,049,931	240,303	1,754,805
Daniel N. Cunningham	13,082,005	208,229	1,754,805
Tom L. Dobyns	13,204,669	85,565	1,754,805
Daniel J. Doyle	13,060,109	230,125	1,754,805
Frank T. (“Tommy”) Elliott, IV	13,130,167	160,067	1,754,805
Robert J. Flautt	13,206,667	83,567	1,754,805
James J. Kim	13,187,031	103,203	1,754,805
James W. Lokey	13,244,113	46,121	1,754,805
Andriana D. Majarian	12,905,943	384,291	1,754,805
Steven D. McDonald	13,029,514	260,720	1,754,805
Martin E. Plourd	12,961,012	329,222	1,754,805
Dorothea D. Silva	12,992,851	297,383	1,754,805
William S. Smittcamp	12,000,166	1,290,068	1,754,805
Kirk B. Stovesand	13,053,991	236,243	1,754,805

The approval of the Community West Bancshares 2025 Omnibus Incentive Plan. The plan was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
12,600,858	642,773	46,603	1,754,805

The ratification of the appointment of Moss Adams LLP for the 2025 fiscal year as the Company’s independent registered public accounting firm.  The appointment was ratified by the following votes:

For	Against	Abstain
14,834,146	194,168	16,725

The adoption of a non-binding advisory resolution approving executive compensation. The resolution was ratified by the following votes:

For	Against	Abstain	Broker Non-Votes
12,046,426	589,148	654,660	1,754,805

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 22, 2025	COMMUNITY WEST BANCSHARES By: /s/ Shannon R. Livingston Shannon R. Livingston Executive Vice President and Chief Financial Officer (Principal Accounting Officer)